THIS OFFERING IS ONLY BEING MADE TO RESIDENTS OF ONTARIO, ALBERTA AND BRITISH COLUMBIA AS WELL AS PERSONS WHO RESIDE OUTSIDE OF THE UNITED STATES AND CANADA. THIS OFFERING IS NOT BEING MADE TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S). IN ADDITION, THIS OFFERING IS ONLY BEING MADE IN JURISDICTIONS WHERE THE SHARES MAY BE LAWFULLY OFFERED FOR SALE. NO OFFER IS MADE NOR WILL BE SUBSCRIPTIONS BE ACCEPTED FROM RESIDENTS OF ANY JURISDICTION WHERE THE OFFER AND SALE OF THE SHARES WILL CONTRAVENE APPLICABLE SECURITIES LAWS.

_________________________

SUBSCRIPTION

_________________________

THIS SUBSCRIPTION (the “Subscription”) has been executed by the undersigned in connection with the private placement of up to a maximum of 2,000,000 shares of Common Stock, par value $0.001 (hereinafter referred to as the “Common Stock”), of The Electric Network.com, Inc., a corporation organized under the laws of the State of Nevada (hereinafter referred to as the “Issuer”). The Common Stock being subscribed for pursuant to this Subscription has not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the Applicable Securities Legislation. The offer of the Common Stock and, if this Subscription is accepted by the Issuer, the sale of Common Stock, is being made in reliance upon Rule 903 of Regulation S promulgated under the 1933 Act. (All dollar amounts in this Subscription are expressed in U.S. Dollars) and accordingly is not being offered to US Persons (as defined in Regulation S).

The undersigned Subscriber:

NAME:

ADDRESS:

if applicable, a [Corporate][Partnership][Trust] organized under the laws of _______________, (hereinafter referred to as the “Subscriber”) hereby subscribes for _______________________ shares of Common Stock (the “Shares”) at a purchase price of $0.25 per Share for a gross price (the “Subscription Price”) of $________________________ on and subject to the following terms and conditions.

ARTICLE 1 DEFINITIONS

1.1	In this Subscription, the following words have the following meanings:

(a)
“Alberta Act” mean the Securities Act, R.S.A. 2000, c. S-4, as amended, and the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the Alberta Securities Commission;

	(b)	“Applicable Securities Legislation” means the Securities Legislation applicable to the Issuer;

(c)
“BC Act” means the Securities Act, R.S.B.C. 1996, c. 418, and the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the British Columbia Securities Commission;

	(d)	“Commission” means the United States Securities and Exchange Commission;

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 1

(e)
“Ontario Act” means the Securities Act, R.S.O. 1990, c. S.5, and the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the Ontario Securities Commission; and

(f)	“Securities Legislation” means the Ontario Act, the Alberta Act and the BC Act.

1.2            Any other terms defined within the text of this Subscription will have the meanings so ascribed to them

ARTICLE 2
SUBSCRIPTION

Subscription

2.1            The undersigned Subscriber, as principal, hereby irrevocably subscribes to purchase the “Shares at a purchase price of $0.25 per Share, for the Subscription Price.

Method of Payment

2.2            The Subscriber shall pay the Subscription Price by delivering a cheque, money order or bank draft made payable to the Issuer and indicating the name of the Subscriber and, on or before December 31, 2003, the Issuer shall take up the Subscription Price and issue in the name of the Subscriber a certificate or certificates representing the Shares (the “Certificates”) pursuant to Article 6 hereof (such date being hereinafter referred to as the “Closing Date”). The Subscriber acknowledges that the Issuer will retain the Certificates in its possession pending registration of the Shares pursuant to Article 5 hereof, provided however that the Issuer will deliver to the Subscriber the Certificates prior to such registration upon written request by the Subscriber. In the event that the Closing Date does not occur on or before December 31, 2003 the Issuer shall forthwith return the whole amount of the Subscription Price to the Subscriber without interest. The Subscriber acknowledges that the subscription for Shares hereunder may be rejected by the Issuer in its sole discretion, in whole or in part.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

Representations and Warranties

3.1            The Subscriber represents and warrants in all material respects to the Issuer, with the intent that the Issuer will rely thereon in accepting this Subscription, that:

(a)	The Subscriber. The Subscriber is one of the following (please initial and complete as required)

—	(i)	a spouse, parent, grandparent, brother, sister or child of _______________, a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer , a

—	(ii)	a parent, grandparent, brother, sister or child of the spouse of _______________,a director, senior officer or control person of the Issuer or of an affiliate of the Issuer,

—	(iii)	a close personal friend of _______________, a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer, , a director, senior

—	(iv)	a close business associate of _______________, a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer,

—	(v)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister,

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 2

child, close personal friend or close business associate of _____________, a founder of the Issuer,

—	(vi)	a parent, grandparent, brother, sister or child of the spouse of ________________, a founder of the Issuer,

—	(vii)
a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (i) to (vi) (please indicate and complete applicable paragraph above), or

—	(viii)
a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (i) to (vi) (please indicate and complete applicable paragraph above).

(b)
Experience. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Shares;

(c)
Own Account. The Subscriber is purchasing the Shares for its own account. The Subscriber is purchasing the Shares for investment purposes only and not with an intent or view towards further sale or thereof, and has not pre-arranged any sale with any other subscriber;

(d)
Not Underwriter. The Subscriber is not an underwriter, or dealer in, the Shares, and the Subscriber is not participating, pursuant to a contractual agreement, in a distribution of the Shares. The Subscriber has no present intention to sell or otherwise transfer the Shares except in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act, in each case in accordance with all securities legislation applicable to the Subscriber;

(e)
Exemption. The Subscriber understands that no prospectus is being provided to the Subscriber and that the offer and sale of the Shares is being made in reliance upon the “Private Issuer” and/or “Closely-held Issuer” exemptions provided by the Applicable Securities Legislation. Consequently, the Subscriber acknowledges that the Subscriber is restricted from using most remedies available under the Applicable Securities Legislation, and may not receive information otherwise required under the Applicable Securities Legislation. The Subscriber further understands that the offer and sale of the Shares is not being registered under the 1933 Act based on the exemption from registration provided by Rule 903 of Regulation S promulgated under the 1933 Act and that the Issuer is relying on such exemption;

(f)
Not US Person. The Subscriber is not, and at Closing will not be, a US person as that term is defined in Rule 902 of Regulation S promulgated under the 1933 Act. The Subscriber is normally resident at the address indicated on the first page of this Subscription;

(g)
Importance of Representations. The Subscriber understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of the 1933 Act and the Applicable Securities Legislation, and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares;

(h)
No Registration in the United States. The Shares have not been registered under the 1933 Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of in the United States unless such transaction is the subject

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 3

of a registration statement filed with and declared effective by the Commission or unless an exemption from the registration requirements under the 1933 Act, such as Rule 144, is available. The Subscriber represents and warrants and hereby agrees that all offers and sales of the Shares in the United States shall be made only pursuant to such registration or to an exemption from such registration;

(i)
Resale Restrictions. The Subscriber acknowledges and agrees that the Shares may not be sold in the jurisdiction in which the Subscriber resides unless the requirements of the securities legislation applicable to the Subscriber have been met. The Subscriber represents and warrants and hereby agrees that all offers and sales of the Shares in Ontario, Alberta or British Columbia shall be made only pursuant to a receipted prospectus under the Applicable Securities Legislation or under an exemption from the prospectus requirement of the Applicable Securities Legislation;

(j)
Hedging Transactions. The Subscriber acknowledges and agrees that all offers and sales of the Shares, as applicable, by the Subscriber shall be made only in accordance with the provisions of Regulation S; pursuant to registration of the securities under the 1933 Act; or pursuant to an available exemption from the registration requirements of the 1933 Act. The Subscriber acknowledges and agrees that it cannot engage in hedging transactions with regard to the Shares prior to the expiration of the one-year distribution compliance period specified in paragraph (b)(3) in Rule 903 promulgated under the 1933 Act unless in compliance with the 1933 Act;

(k)
Risk. The Subscriber acknowledges that the purchase of the Shares involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Shares, including the total loss of its investment;

(l)	Review of Filings. The Subscriber has had the opportunity to review the Issuer’s filings with the Commission (the “Filings”) which may be viewed on the Commission’s website. www.sec.gov;

(m)
Independent Review. The Subscriber, in making the decision to purchase the Shares subscribed for, has, together with the Subscriber’s representatives or advisors, if any, reviewed the Filings and the Subscriber and such representatives, if any, have prior to any sale to it, been given access and the opportunity to ask questions of, and to receive answers from, the Issuer or any person acting on its behalf concerning the terms and conditions of this offering. The Subscriber and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(n)	No Written or Oral Representations. No person has made to the Subscriber any written or oral representations

	(i)	that any person will resell or repurchase the Shares,

	(ii)	that any person will refund the purchase price of the Shares,

	(iii)	as to the future price or value of the Shares, or

	(iv)	that the Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post the Shares for trading on a stock exchange;

(o)	No Recommendation or Endorsement. The Subscriber understands that no federal, state or provincial agency has passed on or made any recommendation or endorsement of the Shares;

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 4

(p)	Partnership, Corporation or Trust. If the Subscriber is a partnership, corporation or trust, the person executing this Subscription on its behalf represents and warrants that

	(i)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription, and

	(ii)	he or she is duly authorized (and if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription on behalf of such entity;

(q)	Non-Affiliate Status. The Subscriber is not an affiliate of the Issuer nor is any affiliate of the Subscriber an affiliate of the Issuer; and

(r)
No Advertisement or General Solicitation. The sale of the Shares has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Non-Merger and Survival

3.2            The representations and warranties of the Subscriber contained herein will be true at the date of execution of this Subscription by the Subscriber and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Certificates.

Indemnity

3.3            The Subscriber agrees to indemnify and save harmless the Issuer from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Subscriber to defend any such claim), resulting from the breach of any representation or warranty of such party under this Subscription.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE ISSUER

4.1            The Issuer, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Subscriber, with the intent that the Subscriber will rely thereon in making this Subscription, that:

(a)
Legality. The Issuer has the requisite corporate power and authority to enter into this Subscription and to issue, sell and deliver the Shares; this Subscription and the issuance, sale and delivery of the Shares hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Issuer; this Subscription and the Shares have been duly and validly executed and delivered by and on behalf of the Issuer, and are valid and binding agreements of the Issuer, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)	Proper Organization. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 5

qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole;

(c)
No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Issuer, threatened, against or affecting the Issuer, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs of business prospects of the Issuer, or which might materially and adversely affect the properties or assets thereof;

(d)
Non-Default. The Issuer is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)	No Adverse Change. There has been no material adverse change in the financial condition, earnings, or business prospects of the Issuer;

(f)
Absence of Non-Disclosed Facts. There is no fact known to the Issuer (other than general economic conditions known to the public generally) that has not been disclosed in the Filings that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Issuer; or (ii) could reasonably be expected to materially and adversely affect the ability of the Issuer to perform its obligations pursuant to this Subscription; and

(g)
Non-Contravention. The execution and delivery of this Subscription and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Issuer, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Issuer or any of its properties or assets.

Non-Merger and Survival

4.2            The representations and warranties of the Issuer contained herein will be true at the date of execution of this Subscription by the Issuer and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Certificates.

Indemnity

4.3            The Issuer agrees to indemnify and save harmless the Subscriber from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Issuer to defend any such claim), resulting from the breach of any representation, warranty or covenant of such party under this Subscription.

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 6

ARTICLE 5
REGISTRATION RIGHTS

Registration Statement

5.1             As soon as practicable but no later than ninety (90) days after the Closing Date, the Issuer shall file a registration statement on Form SB-2 (or similar form) under the 1933 Act and under all applicable Blue Sky laws covering the Shares and shall use its best efforts to cause such registration statement to be declared effective by the Commission at the earliest practicable date, all at the Issuer’s sole cost and expense. Such best efforts shall include promptly responding to all comments received by the staff of the Commission, and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Commission, and in no event later than twenty-one (21) days from receipt by the Issuer of the comments of the staff of the Commission. Such registration statement shall name the Subscriber as a selling shareholder and shall provide for the sale of the Shares by the Subscriber from time to time directly to purchasers or in the over-the-counter market or through or to securities brokers or dealers that may receive compensation in the form of discounts, concessions, or commissions. The Issuer shall provide the Subscriber with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares. None of the foregoing shall in any way limit the Subscriber’s rights to sell the Shares in reliance on an exemption from the registration requirements under the 1933 Act in connection with a particular transaction.

Currency of Registration Statement

5.2            The Issuer shall use its best efforts to maintain the currency of the registration statement filed with the Commission and under all applicable Blue Sky laws in respect of the Shares for 12 months from the Closing Date.

Indemnification of Subscriber by Issuer

5.3            To the extent permitted by law, the Issuer will indemnify the Subscriber, within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification or compliance has been effected pursuant to this Subscription, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or treated, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Issuer of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Issuer in connection with any such registration, qualification or compliance, and the Issuer will reimburse the Subscriber, each of its officers and directors and partners, and each person controlling the Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expense reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Issuer (which consent shall not unreasonably be withheld); provided, further, that the Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Issuer by the Subscriber, such controlling person or such underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 7

alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) the Subscriber if a copy of the final prospectus file pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the 1933 Act.

Indemnification of Issuer by Subscriber

5.4            To the extent permitted by law, the Subscriber will, if registrable Shares owned by the Subscriber are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Issuer, each of its directors and officers, affiliates, counsel, advisors, employees and, each underwriter, if any, of the Issuer's securities covered by such a registration statement, each person who controls the Issuer or such underwriter within the meaning of Section 15 of the 1933 Act, and each other person selling the Issuer's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including attorneys fees and costs, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospect, offering circular or other document, or any omission (or alleged omission) to state therein or necessary to make the statements therein not misleading or any violation by the Subscriber of any rule or regulation promulgated under the 1933 Act applicable to the Subscriber and relating to action or inaction required of the Subscriber in connection with any such registration, qualification or compliance, and will reimburse the Issuer, such other person, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of the Subscriber under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by the Subscriber, unless such liability arises out of or is based on wilful conduct by the Subscriber.

Legend

5.5            At the Closing Date, the Issuer will deliver the certificates representing the Shares to the Subscriber (unless the Subscriber otherwise instructs the Issuer in writing). The Certificate representing the Shares delivered pursuant to this Subscription will bear a legend in substantially the following form, unless such Shares have been registered under the 1933 Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 8

Removal of Legend

5.6            After the registration statement, referenced in Section 5.1 is declared effective by the Commission, the Subscriber may deliver to the Issuer the certificate representing the Shares issued to the Subscriber and the Issuer will, within three days after receipt by the Issuer of the foregoing, issue a new certificate representing and in exchange for the aforementioned certificate, which new certificate shall be legended as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (I) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (II) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (III) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS. THE TRANSFER OF SUCH SECURITIES IS RESTRICTED AS SET FORTH IN A SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

ARTICLE 6
CLOSING

           Closing shall be effected through the execution of this Subscription by the Issuer, the Issuer taking up the Subscription Price, and, subject to the Subscriber’s right to request delivery of the Certificate(s) to the Subscriber pursuant to section 2.2 hereof, the delivery of a copy of the Certificate(s) evidencing the Shares to the Subscriber (or the Subscriber’s Representative), together with a duly executed copy of this Subscription.

ARTICLE 7
GENERAL PROVISIONS

Governing Law

7.1            This Subscription shall be governed by and construed under the law of the Province of British Columbia without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a Court of competent civil jurisdiction sitting in the City of Vancouver, British Columbia and nowhere else.

Successors and Assigns

7.2            This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

7.3            This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

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SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBER

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he or she has executed this Subscription on this __________day of _________________________, 2003.

Printed Name	Signature

Printed Name	Signature

Agreed to this _____ day of ____________ , 2003:

THE ELECTRIC NETWORK.COM, INC.

Stephen G. Hanson, President

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 10

SIGNATURE PAGE FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that it caused this Subscription to be duly executed on its behalf on this ____________day of________________________ , 2003.

Printed Name	Signature

Printed Title

Agreed to this _____ day of ____________ , 2003:

THE ELECTRIC NETWORK.COM, INC.

Stephen G. Hanson, President

SUBSCRIPTION – THE ELECTRIC NETWORK.COM, INC.	PAGE 11

Full Name and Residential Address of Subscriber:

NAME:

ADDRESS:

TEL. NO.:

FAX NO.:

E-MAIL ADDRESS:

CONTACT NAME:

Full Name and Address of Subscriber for Registration Purposes (if different from above):

NAME:

ADDRESS:

Delivery Instructions (if different from Registration Name):

NAME:

ADDRESS:

TEL. NO.:

FAX NO.:

CONTACT NAME:

SPECIAL INSTRUCTIONS:

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